UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21247
                                                     ---------

                      BNY/Ivy Multi-Strategy Hedge Fund LLC
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 One Wall Street
                               New York, NY 10286
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Steven Pisarkiewicz
                              BNY Asset Management
                                  1633 Broadway
                               New York, NY 10019
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-212-237-0805
                                                           --------------

                     Date of fiscal year end: March 31, 2006
                                              --------------

                    Date of reporting period: March 31, 2006
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                [GRAPHIC OMITTED]


           BNY/IVY MULTI-STRATEGY                       Annual Report
           HEDGE FUND LLC                               March 31, 2006



                                   [IVY LOGO]

                     NOTICE OF PRIVACY POLICY AND PRACTICES

BNY/Ivy Multi-Strategy Hedge Fund LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

     o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

     o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

     o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and BNY/Ivy Multi-Strategy Hedge Fund LLC or service providers to BNY/Ivy Multi-Strategy Hedge Fund LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC:

     o as permitted by law - for example, with service providers who maintain or service shareholder accounts for the BNY/Ivy Multi-Strategy Hedge Fund LLC or to a shareholder's broker or agent, to resolve or to protect against member fraud; and

     o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the BNY/Ivy Multi-Strategy Hedge Fund LLC:

     o to maintain policies and procedures designed to limit access to and use of information about members of the BNY/Ivy Multi-Strategy Hedge Fund LLC to those persons who need to know such information to provide services to us; and

     o    to maintain physical,  electronic and procedural safeguards to protect
          nonpublic   personal   information   of   members   of   the   BNY/Ivy
          Multi-Strategy Hedge Fund LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF BNY/IVY MULTI-STRATEGY HEDGE FUND LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

Dear Member,

We are pleased to send you the annual report for the BNY/Ivy Multi-Strategy Hedge Fund LLC for the year ended March 31, 2006. We have provided an updated analysis since the semi-annual report.

4TH QUARTER 2005

IVY'S INVESTMENT ALLOCATIONS WERE BROADLY POSITIVE IN THE FOURTH QUARTER. This came on the heels of strong performance in the third quarter. Unlike the first half of 2005 when managers encountered considerable hurdles, second half returns were helped by resilient global equity markets, increased corporate activity and a benign economic outlook around much of the world.

EQUITY STRATEGIES, ESPECIALLY THOSE FOCUSED ON INTERNATIONAL MARKETS, LED THE WAY DURING THE FOURTH QUARTER. Most U.S. equity indices posted moderately positive performance over the quarter, with November and December more than recouping October's sell-off. The S&P 500 posted a 2.1% gain for the quarter, to finish the year up 4.9%. Small stocks, as represented by the Russell 2000, rose by 2.7% last quarter to finish the year up 4.6%. Notably, last quarter was the first in a while in which large cap stocks were roughly even with their smaller cap counterparts. Yet, once again, the Russell 2000 outperformed the S&P 100 by more than 3%. As throughout the year, most key markets outside of the U.S. outperformed their American counterparts last quarter. The MSCI ex US index appreciated 4.0% (in USD) for the quarter and finished the year up a robust 14.9%. The Japanese equity markets proved extremely fertile, as the Nikkei 225 rose a stunning 18.7% during the quarter en route to a 41.53% return for the year. The UK's FTSE 100 index rose 3.2% for the quarter, the German DAX index appreciated 7.2% and the French CAC 40 index gained 2.7%.

EVENT DRIVEN MANAGERS DELIVERED POSITIVE RETURNS FOR THE QUARTER. Performance was largely driven by more seasoned positions, and managers found fewer new opportunities compared to previous quarters. On the distressed side, managers profited from airline industry positions, as aircraft pricing firmed and fuel costs declined during the quarter. Additionally, many managers with long-held positions in Enron were rewarded as creditors continued to receive cash distributions. For most of 2005 our distressed managers lamented tight credit spreads and the limited supply of the riskier (i.e. distressed) end of the credit spectrum. While recent bankruptcies in airlines and auto parts along with Calpine's widely anticipated bankruptcy filing added to the supply of distressed paper in the marketplace, credit spreads still remain tight by historical standards.

IN THE RELATIVE VALUE CATEGORY, MANAGERS OVERCAME A CHALLENGING OCTOBER TO POST MODEST PROFITS. Unfortunately, dedicated Convertible managers finished with mixed results, as selling pressure and year-end redemption fears continued to plague that sector. While we were encouraged by the return to profitability by convertible managers in the second half of this year, we still believe the current interest rate environment, lack of equity volatility and dearth of new issuance all argue against allocating new capital to the strategy. Equity Market Neutral strategies fared better, as fundamentally-oriented managers benefited from increased price divergence in global equity markets. The strongest fourth quarter numbers were turned in by Multi-Strategy managers, many of whom benefited from exposure to an unusually active period for corporate events in Asia, robust opportunities in energy trading and profitable trading in the non-U.S. convertible market.

IN THE CREDIT MARKETS, FOURTH QUARTER PERFORMANCE WAS UNEVEN, AS THE MERRILL LYNCH HIGH YIELD MASTER II OVERCAME A CHALLENGING OCTOBER TO GAIN 0.6% FOR THE QUARTER AND FINISH THE YEAR UP 2.7%. As this is considerably less than the typical yield on such bonds, it reflects general credit deterioration. As further indication of this trend, the Merrill Lynch CCC index lost 26 basis points for the quarter and finished the year in slightly negative territory, down 0.6%. Additionally, the continued (albeit modest) increase in the 12 month rolling default rate (now at 2.62%, up from 1.40% last quarter), points to a future increase in credit volatility. These developments, should they take hold in 2006, would serve to benefit Ivy's relative value credit and long/short credit managers more than the typical long high yield manager. Conservative portfolio positioning has served our credit managers well, as many successfully navigated October's spread widening and posted favorable risk-adjusted returns for the quarter.

1ST QUARTER 2006

THE FIRST QUARTER OF 2006 SAW STRONG PERFORMANCE ACROSS IVY'S INVESTMENT ALLOCATIONS. The quarter was characterized by a more balanced contribution to returns than we have recently seen, as all of Ivy's broad investment sectors posted profits. The Event-Driven sector benefited from increased corporate activity and Relative Value managers captured a continued richening in convertible bond prices and tightening credit spreads. Equity strategies were aided by a strong "January effect" that propelled small cap stocks globally and credit strategies posted consistently positive returns amidst an environment of increased investor risk appetite.

EVENT-DRIVEN STRATEGIES PERFORMED CONSISTENTLY WELL OVER THE QUARTER, AS INCREASED CORPORATE ACTIVITY, PARTICULARLY IN WESTERN EUROPE, ADDED MEANINGFULLY TO THE OPPORTUNITY SET FOR THESE MANAGERS. On the M&A front, $922 billion of announced deals took place in the first quarter of 2006, compared to about $613 billion in the same period last year. Deal activity has been particularly strong in the telecommunications space as a number of regional and national providers are looking to consolidate both nationally and globally. In addition, there has been a decided pickup in financials as well as industrial and consumer non-cyclicals. All of this is consistent with the general trend of growing global and cross-border merger activity.

RELATIVE VALUE MANAGERS POSTED HEALTHY RETURNS IN THE QUARTER, DRIVEN BY CONTINUED SECONDARY MARKET RICHENING IN U.S. CONVERTIBLES AND WIDELY CONTRACTING CREDIT SPREADS. These factors combined to overcome the persistently low levels of realized equity market volatility. From a geographic perspective, managers made most of their money in the U.S., which continues to look cheap as Europe and Asia show even weaker implied volatility. Interestingly, the pickup in primary market issuance we observed in February continued into March, as twelve deals came to market, raising $3.1 billion in proceeds. If the Fed continues to raise rates, the new issuance trend may continue, as the convertible market may become a more attractive source of financing for more companies. The multi-strategy subset of Relative Value managers performed particularly well during the quarter, as those managers with exposure to energy, commodities and select special situations were rewarded more than in traditional relative value plays.

GLOBAL EQUITY MARKETS WERE STRONG BENEFITING LONG/SHORT EQUITY STRATEGIES. Small cap stocks, particularly in the United States, had a very good quarter, and soundly trounced their large cap peers. The Russell 2000 index returned almost 14%, with 9% of the gain coming in January alone.

CREDIT MANAGERS POSTED RETURNS BROADLY IN EXCESS OF THE ML MASTER II FIGURES, AN IMPRESSIVE RESULT GIVEN MANAGERS' GENERALLY CONSERVATIVE LEVELS OF MARKET EXPOSURE, AND THE ABSENCE OF COMPELLING RELATIVE VALUE OPPORTUNITIES. The
Merrill Lynch High Yield Master II Index returned 2.9%, though lower rated credits did better, as the ML CCC index appreciated 4.6%. This return of investors' appetite for risk came despite rising global interest rates. Perhaps, it reflects strong global economies, the low default environment and a robust M&A and LBO environment. At the same time, General Motors provided a few scares as it announced it was delaying its 10-K filing, which was followed by Moody's downgrade of GM unsecured debt. Then, GMAC was put up for sale, and a messy process ended with a sale to a group led by Cerberus, an Event-Driven hedge fund.

Looking ahead, our overall strategic outlook remains similar to last quarter, with some changes at the margin. Although global market fundamentals remain largely intact, we anticipate that the sledding will become progressively more difficult as the year progresses. Equity, interest rate, and credit volatility should all trend higher, a situation which presents a different set of risks and (and opportunities) than we have seen over the last six months.

Our strategic view has not changed substantially. We continue to believe that manager selection is very important and we continue our ongoing efforts to find the best managers wherever they may be located.

Thank you for your confidence in the BNY/Ivy Multi-Strategy Hedge Fund LLC.

Sincerely,



/s/ Steven Pisarkiewicz
------------------------
Steven Pisarkiewicz
President
BNY/Ivy Multi-Strategy Hedge Fund LLC

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 FINANCIAL STATEMENTS AND OTHER INFORMATION
--------------------------------------------------------------------------------
 For the Year Ended March 31, 2006



 CONTENTS

Management Discussion & Analysis ..........................................    1
Portfolio Summary .........................................................    3
Financial Statements
Schedule of Investments ...................................................    4
Statement of Assets, Liabilities and Members' Capital .....................    6
Statement of Operations ...................................................    7
Statements of Changes in Members' Capital .................................    8
Statement of Cash Flows ...................................................    9
Notes to the Financial Statements .........................................   10

Report of Independent Registered PublicAccounting Firm ....................   18
Managers and Officers (unaudited) .........................................   19
Information about Advisory Agreements (unaudited) .........................   20

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE FISCAL YEAR-END 2006?
Market conditions over the past six months were beneficial to most investment strategies. Despite concerns of inflation and uncertainty about the path of interest rates in the U.S., market participants demonstrated a high degree of risk-appetite. That appetite translated into continued credit spread tightening, lower equity volatility and a rally in small cap stocks. Positive macro economic factors in Asia, particularly Japan, also contributed to the healthy investment environment.

Event-Driven strategies performed consistently well, as increased corporate activity, particularly in Western Europe, added meaningfully to the opportunity set for managers. On the M&A front, $922 billion of announced deals took place in the first quarter of 2006, compared to about $613 billion in the same period last year. Relative Value managers were able to capture a continued richening in convertible bond prices and tightening credit spreads. The multi-strategy subset of these managers performed particularly well, with exposure to energy, commodities and select special situations rewarded more than traditional relative value plays.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE TWELVE MONTH PERIOD ENDING MARCH 31ST, 2006?
The Fund achieved net performance of 13.41% for the twelve month period ending March 31st, 2006. In the same period, the S&P 500 returned 11.73% and the HFRI Fund of Funds Index returned 11.93%.

WHAT SPECIFIC FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE FOR THE FISCAL YEAR-END 2006?
The Fund's sub-strategies were positive across the board, however a strong rally in Japanese equities and arbitrage trading in the energy markets were the largest factors in the Fund's performance.

Although representing less than a 10% allocation, Japanese equities accounted for half of the Fund's return for the past six month period. Japan benefited from a strong reform agenda, which resulted in increased investor confidence in its stock markets. The economic environment in Japan has also improved substantially due to improved consumer confidence, an increase in consumer spending, and strong export trade.

Relative value trading in energy and metals was also a positive contributor to the Fund. Managers were successful in timing and navigating the volatility in the commodity markets which saw a sharp rise in oil and natural gas prices and an increase in demand for base metals.

HOW DID THE FUND'S COMPOSITION CHANGE DURING THIS PERIOD?
Due to continued low equity volatility and a lack of market dispersion, Ivy has reduced the Fund's exposure to relative value strategies such as statistical arbitrage and credit relative value. Allocations to event-driven multi-strategy managers have increased since the Fourth Quarter of

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

2005 as Ivy continues to favor the more opportunistic event driven managers over their dedicated distressed counterparts.

Equity exposure also experienced increases and Ivy continues to make several important changes with regards to composition at the manager level. While exposure to U.S. oriented equity managers increased since the Fourth Quarter, Ivy has continued to include several managers that have globally focused portfolios.

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?
Looking ahead, although global market fundamentals remain largely intact, Ivy anticipates that the markets will become progressively more difficult to navigate. Equity, interest rate, and credit volatility should all trend higher, a situation which presents a different set of risks (and possible opportunities) than Ivy has seen over the last six months.

Ivy believes that Equity strategies will be a continued source of returns, however the strength of the market through the early part of 2005 leads Ivy to believe that the relative attractiveness of many of the purely directional opportunities has diminished. Ivy's allocations are focusing away from strategies with potentially higher levels of equity beta, and Ivy continues to add non-correlated return sources to its portfolios. As always, Ivy is committed to pursuing robust alpha opportunities, particularly in the Equity and Event-Driven sectors, which today are found outside of the U.S. Event-Driven strategies continue to be a focus, and Ivy favors managers that opportunistically take advantage of European M&A and less crowded special situation plays. Ivy remains slightly positive on Credit strategies, particularly given the ability of many Credit managers to add alpha in a lackluster environment. While recent Relative Value returns have certainly recovered since last spring, the structural or supply/demand case for adding capital is not overly compelling, and Ivy favors more robust opportunities in Equity and Event Driven strategies.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

 March 31, 2006


 INCEPTION DATE                            PORTFOLIO STATISTICS

 04/01/2003                                Members' Capital ($million): $159.8


 PORTFOLIO FUND STRATEGY BREAKDOWN*

       38.6%   Event Driven
       31.9%   Equity
       25.3%   Relative Value
        3.9%   Money Market Fund
        2.8%   Credit
      -----
      102.5%   Total Investments in Portfolio Funds and Short-Term Investments
       (2.5)%  Liabilities in Excess of Other Assets
      -----
      100.0% Members' Capital
      =====















--------------------------------------------------------------------------------
 * As a percentage of members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 March 31, 2006

                                                  Initial
                                                Acquisition                       Fair
 PORTFOLIO FUNDS - 98.6%                            Date          Cost            Value       Liquidity*
                                                    ----          ----            -----       ----------
 EVENT DRIVEN - 38.6%

 DISTRESSED - 13.5%

 Cerberus Partners, LP                             4/01/03      $3,650,000       $5,825,700    Semi-annually
 King Street Capital, LP                           4/01/03       5,100,000        7,117,383    Quarterly
 Longacre Capital Partners (QP), LP                4/01/03       6,100,000        8,704,160    Quarterly
                                                              ------------     ------------
                                                                14,850,000       21,647,243
                                                              ------------     ------------

 MULTI-STRATEGY-SPECIAL SITUATIONS - 25.1%

 Davidson Kempner Partners                         4/01/03       6,200,000        7,830,170    Annually
 Deephaven Event Fund, LLC                        11/01/05       6,000,000        6,703,639    Annually
 Merced Partners Limited Partnership               4/01/03       5,950,000        8,546,449    Annually
 Perry Partners, LP                                4/01/03       5,500,000        7,545,350    Annually
 Scoggin Capital Management, LP II                 2/01/06       3,800,000        3,883,919    Annually
 Seneca Capital, LP                                4/01/03       3,850,000        5,558,462    Annually
                                                              ------------     ------------
                                                                31,300,000       40,067,989
                                                              ------------     ------------

 TOTAL EVENT DRIVEN                                             46,150,000       61,715,232
                                                              ------------     ------------

 EQUITY - 31.9%

 ASIA - 7.0%

 FrontPoint Japan Fund 2X, LP                      8/01/05    6,250,000          11,144,076   Quarterly
                                                              ------------     ------------

 GLOBAL - 10.3%

 Kingdon Associates                                4/01/04       6,000,000        7,931,175    Quarterly
 York Global Value Partners, LP                    7/01/05       8,100,000        8,451,603    Annually
                                                              ------------     ------------
                                                                14,100,000       16,382,778
                                                              ------------     ------------

 REAL ESTATE - 4.7%

 Wesley Capital QP, LP                            10/01/05       7,000,000        7,583,154    Quarterly
                                                              ------------     ------------

 TECHNOLOGY - 4.8%

 Criterion Institutional Partners, LP             10/01/05       7,000,000        7,626,125    Quarterly
                                                              ------------     ------------

--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
 March 31, 2006

                                                  Initial
                                                Acquisition                       Fair
 PORTFOLIO FUNDS - 98.6%                            Date          Cost            Value       Liquidity*
                                                    ----          ----            -----       ----------
 EQUITY (CONTINUED)
 UNITED STATES - 5.1%
 Partner Fund, LP                                  1/01/05      $7,600,000       $8,215,908     Quarterly
                                                              ------------     ------------
 TOTAL EQUITY                                                   41,950,000       50,952,041
                                                              ------------     ------------

 RELATIVE VALUE - 25.3%
 MULTI-STRATEGY - 21.7%
 Amaranth Partners, LLC                            4/01/03       6,250,000       9,364,173      Annually
 Elliot Associates, LP                             4/01/03       5,600,000       7,226,050      Semi-annually
 OZ Domestic Partners II, LP                       2/01/04       7,400,000       9,096,394      Annually
 Stark Investments, LP                             4/01/03       6,800,000       8,920,876      Annually
                                                              ------------     ------------
                                                                26,050,000       34,607,493
                                                              ------------     ------------
 STATISTICAL ARBITRAGE - 3.6%
 Goldman Sachs Global Equity
   Opportunity Fund, LLC                           5/01/05       5,000,000        5,819,204     Monthly
                                                              ------------     ------------
 TOTAL RELATIVE VALUE                                           31,050,000       40,426,697
                                                              ------------     ------------

 CREDIT - 2.8%
 LONG / SHORT CREDIT - 2.8%

 Feingold O'Keeffe Capital I, LP                   3/01/05       4,250,000        4,505,191     Quarterly
                                                              ------------     ------------

 TOTAL INVESTMENTS IN
   PORTFOLIO FUNDS - 98.6%                                     123,400,000      157,599,161
                                                              ------------     ------------

 MONEY MARKET FUND - 3.9%
 Federated Prime Obligations Fund                                6,156,202        6,156,202
                                                              ------------     ------------

 TOTAL INVESTMENTS - 102.5%                                   $129,556,202     $163,755,363
 Liabilities in Excess of
   Other Assets - (2.5)%                                                         (3,998,402)
                                                                               ------------

 MEMBERS' CAPITAL - 100.0%                                                     $159,756,961
                                                                               ============


--------------------------------------------------------------------------------
 * Available frequency of redemption after initial lock-up period. Other liquidity restrictions may apply. Detailed information about the Portfolio Funds is not available.

 The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.

 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------
 March 31, 2006



 ASSETS
 Investments, at fair value (cost $129,556,202)                    $163,755,363
 Cash                                                                       800
 Receivable for Portfolio Funds sold                                  2,609,745
 Prepaid assets                                                          45,472
 Interest receivable                                                      5,533
                                                                   ------------
   TOTAL ASSETS                                                     166,416,913
                                                                   ------------

 LIABILITIES
 Contributions received in advance                                    5,156,987
 Members' redemptions payable                                           918,396
 Management fee payable                                                 200,078
 Administration fee payable                                              87,835
 Accrued expenses and other liabilities                                 296,656
                                                                   ------------
   TOTAL LIABILITIES                                                  6,659,952
                                                                   ------------
 NET ASSETS                                                        $159,756,961
                                                                   ============

 MEMBERS' CAPITAL REPRESENTED BY:
 Net capital contributions                                         $125,557,800
 Net unrealized appreciation of investments                          34,199,161
                                                                   ------------
                                                                   $159,756,961
                                                                   ============




--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 For the year ended March 31, 2006

 INVESTMENT INCOME
    Interest                                                      $    106,750
                                                                  ------------

  EXPENSES
    Management fees                                                  2,152,335
    Investor servicing fees                                            443,604
    Administration fees                                                330,133
    Legal fees                                                         306,104
    Insurance                                                          109,743
    Printing                                                            89,725
    Board of Managers fees                                              88,103
    Registration fees                                                   64,229
    Audit fees                                                          37,903
    Custodian                                                           28,707
    Miscellaneous                                                       50,263
                                                                  ------------
    TOTAL EXPENSES                                                   3,700,849
                                                                  ------------
    NET INVESTMENT LOSS                                             (3,594,099)
                                                                  ------------

  REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on investments                                   3,125,557
  Net change in unrealized appreciation on investments              19,079,641
                                                                  ------------
  Net realized and unrealized gain on investments                   22,205,198
                                                                  ------------

  Net Increase from Payment by Affiliate (Note 3)                      151,468
                                                                  ------------

  NET INCREASE IN MEMBERS' CAPITAL RESULTING
    FROM OPERATIONS                                               $ 18,762,567
                                                                  ============






--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                  FOR THE YEAR     FOR THE YEAR
                                                      ENDED            ENDED
                                                 MARCH 31, 2006   MARCH 31, 2005
                                                 --------------   -------------
 FROM OPERATIONS
   Net investment loss                           $  (3,594,099)   $  (2,997,496)
   Net realized gain on investments                  3,125,557          547,853
   Net change in unrealized appreciation
     on investments                                 19,079,641        8,874,362
   Payment by Affiliate (Note 3)                       151,468               --
                                                 -------------    -------------
   Net increase in members' capital resulting
     from operations                                18,762,567        6,424,719
                                                 -------------    -------------

 FROM MEMBERS' CAPITAL TRANSACTIONS
   Members' contributions                           31,443,174       50,356,367
   Members' redemptions due to
     Repurchase Offers
     (net of redemption fees) (Note 1)             (21,309,891)     (15,166,385)
                                                 -------------    -------------
   Net increase in members' capital from
     capital transactions                           10,133,283       35,189,982
                                                 -------------    -------------

 CHANGE IN MEMBERS' CAPITAL
   Beginning of year                               130,861,111       89,246,410
                                                 -------------    -------------

   End of year                                   $ 159,756,961    $ 130,861,111
                                                 =============    =============





--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
 For the year ended March 31, 2006

 CASH FLOWS FROM OPERATING ACTIVITIES
 Net increase in members' capital resulting from operations        $ 18,762,567

 ADJUSTMENTS TO RECONCILE NET INCREASE IN MEMBERS' CAPITAL
   RESULTING FROM OPERATIONS TO NET CASH USED IN
     OPERATING ACTIVITIES:
       Net change in unrealized appreciation on investments         (19,079,641)
       Net realized gain on investments                              (3,125,557)
       Purchase of Portfolio Funds                                  (78,593,983)
       Proceeds from sale of Portfolio Funds                         59,813,065

       CHANGE IN ASSETS AND LIABILITIES:
         Decrease in receivable for Portfolio Funds sold              4,288,600
         Decrease in prepaid investments                                500,000
         Increase in prepaid assets                                      (6,701)
         Increase in interest receivable                                 (4,192)
         Decrease in management fee payable                            (113,126)
         Increase in administration fee payable                          14,306
         Decrease in accrued expenses and other liabilities             (24,035)
                                                                   ------------
           Net cash used in operating activities                    (17,568,697)

 CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from members' contributions including
         contributions received in advance                           34,865,061
       Members' redemptions due to Repurchase Offer
         (net of redemption fees and Members redemptions payable)   (20,391,495)
                                                                   ------------
         Net cash provided by financing activities                   14,473,566

 Net decrease in cash                                                (3,095,131)
 CASH AT BEGINNING OF YEAR                                            3,095,931
                                                                   ------------
 CASH AT END OF YEAR                                               $        800
                                                                   ============





--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 March 31, 2006

NOTE 1. ORGANIZATION

BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), formerly known as Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003. At March 31, 2006, BNY Investment Advisors (the "Adviser") had an investment in the Fund of approximately $2.1 million.

The Adviser is a registered investment adviser with the SECand a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. Ivy Asset Management Corp. ("Ivy"), a direct, wholly-owned subsidiary of BNYCo, and a registered investment adviser with the SEC, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Event Driven", "Relative Value", "Equity" and "Credit" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Interests in the Fund are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board"). Initial and additional subscriptions for Interests are accepted into the Fund at net asset value. The Fund, from time to time, may offer to repurchase outstanding Interests at net asset value pursuant to written tenders by members ("Members"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of an Interest repurchased by the Fund will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION (CONTINUED)

The following is a summary of the Fund's repurchase activity for the fiscal years ended March 31, 2006 and 2005:

    REPURCHASE VALUE         COMMENCEMENT          EXPIRATION DATE            INTEREST         REPURCHASE
          DATE               DATE OF OFFER             OF OFFER              REPURCHASED           FEE
-------------------         --------------          ---------------         -------------      ----------
   June 30, 2004            May 3, 2004            May 28, 2004              $5,000,000                --
   December 31, 2004        November 8, 2004       December 15, 2004         10,166,385                --
   June 30, 2005            May 2, 2005            May 27, 2005              10,114,096          $16,582
   December 31, 2005        November 1, 2005       November 30, 2005         11,212,377                --

In general, the Fund will initially pay 95% of the estimated value of the repurchased Interests of Members within one month after the value of the Interests to be repurchased is determined. The remaining amount will be paid out promptly after completion of the Fund's year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The  preparation  of financial  statements  in  conformity  with U.S.  generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

A. SECURITY VALUATION

The Fund values its holdings in accordance with the valuation principles set forth and established by the Board. These procedures require that the Fund values its investments in Portfolio Funds at fair value. Fair value of these investments ordinarily will be the value determined as of the end of each fiscal period (as defined in the Fund's registration statement) by the Portfolio Managers of each Portfolio Fund, and will ordinarily be the amount equal to the Fund's pro rata interest in the net assets of such Portfolio Fund. Such valuations are net of management and performance incentive fees or allocations payable to the Portfolio Funds' managers pursuant to the Portfolio Funds' agreements. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of investments or their net asset values other than as of the end of each month and may not be able to verify valuation information provided to the Fund by Portfolio Managers.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

A. SECURITY VALUATION (CONTINUED)

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund's registration statement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

To the extent that the Fund invests any of its assets through Portfolio Accounts (as defined in the Fund's registration statement), or otherwise owns securities other than interests in Portfolio Funds, the Fund will value US exchange traded securities and securities included in the Nasdaq National Market System at the last composite sales price as reported on the exchanges where such securities are traded. Securities traded on a foreign securities exchange will be valued at the last sales price on the exchange where such securities are primarily traded. Listed option and futures contracts will be valued using last sales prices as reported by the exchange with the highest recorded daily volume for such options or futures contract.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

B. INCOME RECOGNITION

Interest income is recorded on the accrual basis. Realized gains and losses from Portfolio Fund withdrawals are recognized on a pro rata basis.

C. ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF
OFFERING COSTS

Net profits or net losses of the Fund for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

C. ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF
OFFERING COSTS (CONTINUED)

to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members. Offering costs required by applicable accounting principles to be charged to capital that are accrued during a fiscal period are allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages as of the beginning of the period.

D. INCOME TAXES

The Fund is classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

For the year ended March 31, 2006, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies," the Fund reclassified $3,594,099 and $3,125,557 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Members and had no effect on members' capital.

At March 31, 2006, the cost of investments for Federal Income Tax purposes was estimated to be $142,800,488. Accordingly, accumulated net unrealized appreciation on investments was $20,954,875 consisting of $20,954,875 gross unrealized appreciation and $0 gross unrealized depreciation.

E. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

F. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of and subject to any policies established by the Board of the Fund.

In consideration of services provided by the Adviser, the Fund pays the Adviser a fee, the "Management Fee," computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month. The Adviser pays Ivy for its services in an amount equal to 50% of the Management Fee received by the Adviser. The fee paid to Ivy is borne by the Adviser, not the Fund.

The Bank of New York (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, of an amount equal to 0.25% of the Fund's net assets on an annual basis and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

The Bank of New York (the "Custodian") also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

BNY Hamilton Distributors, Inc. (the "Distributor") (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. These Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interest held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund).

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

The Adviser and Ivy are contractually required, among other things, to supervise the investment and reinvestment of the Fund's assets, including its cash balances. However, from commencement of operations until December 5, 2005, the Fund's uninvested cash instead was maintained in the Fund's custody account with the Custodian and credited with interest at the same rates paid to other accounts serviced by the Custodian. Beginning on December 6, 2005, the Fund's uninvested cash has been invested in an unaffiliated money market fund. The Custodian made a payment of $151,468 to the Fund on January 20, 2006. This amount, which represents the difference between the interest credited to the Fund by the Custodian and the amount of interest that would have been received by the Fund if it had earned interest at the effective daily Federal Funds rate during the applicable period, is believed to approximate the amount that the Custodian earned on the Fund's uninvested cash. This amount plus the interest that was previously credited to the Fund is believed to be comparable to what the Fund would have earned had such cash been invested in a money market fund.

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the year ended March 31, 2006, amounted to $48,550,000, and $35,925,284, respectively.

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Event Driven, Relative Value, Equity and Credit investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has greater flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e.,

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 5. PORTFOLIO FUND INVESTMENTS (CONTINUED)

borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures and distressed securities including low-grade bonds and convertible hedging. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments as reported by the Fund.

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 15%-25% of net profits earned. The Portfolio Funds provide for periodic redemptions. However, with respect to certain Portfolio Funds, there are lock-up provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on redemption rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At March 31, 2006, one Portfolio Fund, Scoggin Capital Management, LP II, had a lock-up extending beyond one year from March 31, 2006. This lock-up period ends on January 31, 2008. Additionally, other liquidity restrictions may apply. Detailed information about the Portfolio Funds is included on the Schedule of Investments.

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not principal investment strategies of the Fund. There were no borrowings by the Fund during the year ended March 31, 2006.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for each period:



                                           YEAR ENDED             YEAR ENDED
                                         MARCH 31, 2006         MARCH 31, 2005
                                         ---------------        ---------------

 Net assets, end of period (000)           $159,757                $130,861
 Ratio of net investment loss to
   average Members' capital                  (2.50%)                 (2.59%)
 Ratio of expenses to average
   Members' capital(a)                        2.57%                   2.60%
 Total Return                                13.51%(b)                5.10%
 Portfolio turnover rate                        26%                     25%
--------------------------------------------------------------------------------

 (a) Ratios do not reflect the Fund's proportionate share of the income and expenses of the Portfolio Funds.

 (b) For the fiscal year ended March 31, 2006, 0.10% of the Fund's total return consists of a payment by an Affiliate. Excluding this item, the total return would have been 13.41% (see Note 3).

Net investment loss ratio, expenses to average Members' capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

NOTE 8. SUBSEQUENT EVENTS

From April 1, 2006 through May 24, 2006, the Fund received additional contributions from Members of $7,455,987.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

 To the Members and Board of Managers of
 BNY/Ivy Multi-Strategy Hedge Fund LLC

 We have audited the accompanying statement of assets, liabilities and members' capital of BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2006, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2006, by correspondence with the custodian and management of the portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BNY/Ivy Multi-Strategy Hedge Fund LLC at March 31, 2006, the results of its operations and its cash flows for the year then ended, and the changes in members' capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP




 May 24, 2006

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGERS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The managers and executive officers of the BNY/Ivy Multi-Strategy Hedge Fund and their principal occupations during the past five years are:

                                                  Principal Occupations
Manager                  Position                 During Past Five Years
-------                  --------                 ----------------------
Carla Diane Hunter       Manager                  Chief Operating  Officer,  Weizmann Global  Endowment
Age 52                                            Management  Trust,  since  October  2002;  Director of
                                                  Investments  and Treasury,  Museum of Modern  Art,
                                                  New York City,  from April 1997 to  September 2002.

Arthur Williams III      Manager                  President and Chief Investment Officer, Pine Grove
Age 65                                            Associates, Inc., since 1994.

Rodney S. Yanker         Manager                  Founder and Managing Director, Affiliated Alternative
Age 46                                            Managers, LLC, since January 1996.

Newton P.S. Merrill*     Manager                  Retired; Senior Executive Vice President, The Bank of
Age 67                                            New York, from April 1994 to May 2003.

Robert M. Bowen          Manager                  Retired; formerly Executive Vice President, Callan
Age 69                                            Associates, 1993-2001.

Robert J. Dwyer          Manager                  Retired; Advisory Director of Morgan Stanley & Co.
Age 62                                            and President of Dwyer Family Foundation; formerly
                                                  Executive Vice President of Morgan Stanley Dean Witter.

Steven Pisarkiewicz      President and            Executive Vice President, Asset Management, The Bank
Age 57                   Principal Executive      of New York, since May 2003; Chief Investment Officer
                         Officer                  of Structured Equity Services, Alliance Sanford C.
                                                  Bernstein & Co., from November 1999 to May 2003.

Guy Nordahl              Treasurer and            Vice President, The Bank of New York, since
Age 40                   Principal Financial      November 1999.
                         Officer

Allan D. Kiser           Chief Compliance         Vice President, Global Compliance, The Bank of New
Age 42                                            Officer York  assigned to the BNY Hamilton  Funds and,
                                                  since  September, 2005,  Mr.  Kiser  is  also  the  Chief
                                                  Compliance   Officer  of  the  BNY/Ivy Multi-Strategy
                                                  Hedge Fund.  Senior Vice  President  (CCO) and Division
                                                  Head of Compliance of Atlantic Trust Private Wealth Management,
                                                  until January 2005.

Mark Wojcik              Secretary                Compliance Specialist, Mutual Fund Administration,
Age 30                                            Compliance  Group,  The Bank of New York,  since  August  2004;
                                                  Compliance  and Control Analyst,  Morgan Stanley,  from April 2004;
                                                  Corporate  Actions Liaison, AllianceBernstein, from June 1999.

--------------------------------------------------------------------------------
 * Interested Manager

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 INFORMATION ABOUT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

The Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Advisory Agreements") may be continued in effect from year to year thereafter subject to the approval thereof by: (i) the Fund's Board; or (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Managers who are not iinterested persons' (as defined by the 1940 Act) of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval.

At the meeting held on May 20, 2005, the Managers approved a continuation of the Advisory Agreements. In considering this matter, the Managers reviewed various written materials including: performance information on and expense ratios of comparable funds; and information relating to the costs and profitability of the Adviser ("Profitability Analysis").

In approving the renewal of the Advisory Agreements, the Managers evaluated: (i) the nature, extent and quality of services provided by the Adviser and Ivy; (ii) the investment performance of the Fund, the Adviser and Ivy; (iii) the costs of services provided and the profits realized by the Adviser and Ivy from their relationships with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of investors.

In considering the nature, extent and quality of services that the Adviser and Ivy provide to the Fund, the Managers reviewed the structure and capabilities of the Adviser and Ivy, including the qualifications of key personnel, and technology and operational support, which support the services provided to the Fund. The Managers concluded that the Fund benefits from the services provided by the Adviser and Ivy, and in particular, considered Ivy's research and portfolio management capabilities, as well as the Adviser's extensive administrative, accounting and compliance infrastructure. The Managers noted their overall satisfaction with the nature, quality and extent of services provided by the Adviser and Ivy and concluded that the Fund was receiving all services required from the Adviser and Ivy under their agreements with the Fund, and that these services were of high quality.

The Managers also considered the price paid for advisory services, including information on fees and expenses of the Fund contained in the materials provided to the Managers. They reviewed the advisory fee and expense ratio of the Fund, as well as the advisory fees and expense ratios of other similar registered funds of hedge funds. In this regard, the Managers concluded that the fees and expenses of the Fund are within the range of those of similar funds.

The Managers also considered the investment performance of the Fund and compared the Fund's performance to that of comparable funds. The Managers concluded that the Fund's performance compared favorably with the performance of similar registered funds.

The Managers also considered the profitability realized by the Adviser and Ivy, relying principally on the Profitability Analysis. The representatives of the Adviser stated that neither the Adviser nor Ivy receives any significant indirect benefits from their relationships with the Fund. After reviewing the information contained in the Profitability Analysis, the Managers determined that the profitability percentage indicated therein was not disproportionately large so that it bore no reasonable relationship to the services rendered and also determined that, given the overall performance of the Fund and superior service levels, profitability to the Adviser and Ivy was not excessive. With regard to economies of scale, the Managers noted that economies of scale are realized when a fund's assets increase significantly. The Managers concluded that, although the Fund's net assets have grown since its inception, the Fund had not reached an appropriate size to support fee reductions based on economies of scale realized by the Adviser or Ivy.

Based on the information provided to the Managers and the considerations and conclusions described above, the Board, including a majority of the Independent Managers, determined that: (i) it is appropriate that the Adviser and Ivy continue to provide services to the Funds; (ii) the fee paid by the Fund for these services is fair and reasonable; and (iii) it is in the best interests of the Fund to renew each of the Agreements for an additional period until the next quarterly meeting of the Board.

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.


Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.


The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.


FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objectives. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor ELECT TO INVEST IN THE FUND WITHOUT REVIEWING THE FUND'S PROSPECTUS.


The Fund is distributed by BNY Hamilton Funds Distributors, Inc., which is not affiliated with The Bank of New York. The Bank of New York, as adviser, and Ivy Asset Management Corp., as investment manager, both receive compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
 NOT FDIC, STATE OR               MAY LOSE             NO BANK, STATE OR
 FEDERAL AGENCY INSURED           VALUE                FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

                                   [IVY LOGO]


IMS -3-06

ITEM 2. CODE OF ETHICS.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code is filed as an exhibit to this report on Form N-CSR under item 11(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Managers has determined that Carla D. Hunter of the Board's audit committee qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Managers in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

                                  2006: $73,000
                                  2005: $68,000


(b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this item were as follows:

                                    2006: $0
                                    2005: $0

(c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

                                    2006: $0
                                    2005: $0


(d) ALL OTHER FEES. The aggregate fees billed for the last two years for products and services provided by the principle accountant, other than the services reported above in Items 4(a) through (c) were as follows:

            SAS 70 Mutual Fund
               Accounting &                      SAS 70 Trust Custody &
               Administration                      Securities Lending
        --------------------------            ----------------------------
        2006:  $226,000 (estimate)            2006:  $317,000 (estimate)
        2005:  $210,857                       2005:  $296,091



(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Per Rule 2-01(c)(7)(A), the Audit committee pre-approves all of the Audit Fees of the Registrant . The audit-related fees related to the SAS 70 Reports which were performed by Ernst & Young LLP were pre-approved at the Bank's Audit Committee meeting.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Carla D. Hunter, Arthur Williams III, Rodney S. Yanker, Robert M. Bowen and Robert J. Dwyer.

ITEM 6. SCHEDULE OF INVESTMENTS.

The  schedule is included  as a part of the report to  shareholders  filed under
Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated the voting of proxies relating to its voting securities to the Ivy Asset Management Corp., its sub-advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Alexander Rabinovich is Director, Investments of Ivy and serves as one of Ivy's portfolio managers. Mr. Rabinovich joined Ivy in August 1997 and assists in overseeing the investment process, including sourcing new managers, due diligence, and ongoing manager monitoring. Mr. Rabinovich has been a portfolio manager of the Fund since its inception. Mr. Rabinovich is responsible for the day-to-day management of the Fund's portfolio and is assisted in his duties by members of Ivy's investment team. He graduated from The University of Rochester in May 1994 with a B.A. in Economics and Russian Studies and from The University of Rochester's William E. Simon School of Business Administration in August 1996 with an M.B.A. in Finance and Accounting. From January to July 1997, Mr. Rabinovich was employed as an Analyst at Manning & Napier Advisors, Inc. Mr. Rabinovich is a level III candidate in the Chartered Financial Analyst Program.

     Mr. Rabinovich also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of the most recent practicable date: (i) the number of other registered investment companies, pooled investment vehicles (unregistered) and other accounts managed by Mr. Rabinovich; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                                                                       POOLED INVESTMENT
                                          REGISTERED INVESTMENT        VEHICLES MANAGED        OTHER ACCOUNTS MANAGED
                                          COMPANIES MANAGED BY        BY FUND'S PORTFOLIO        BY FUND'S PORTFOLIO
                                        FUND'S PORTFOLIO MANAGER            MANAGER                    MANAGER
                                        ------------------------      --------------------     ------------------------

                                                         TOTAL                     TOTAL                      TOTAL
                                                      ASSETS (IN                 ASSETS (IN                ASSETS (IN
NAME OF FUND'S PORTFOLIO MANAGER           NUMBER      MILLIONS)     NUMBER      MILLIONS)      NUMBER      MILLIONS)
-------------------------------------      ------      ---------     ------      ----------     ------      ---------
Alexander Rabinovich                         0            $0           10         $4076.6          6         $2044.5

                                                             POOLED INVESTMENT VEHICLES                  OTHER ACCOUNTS
                   REGISTERED INVESTMENT COMPANIES          MANAGED BY FUND'S PORTFOLIO            MANAGED BY FUND'S PORTFOLIO
                 MANAGED BY FUND'S PORTFOLIO MANAGER                  MANAGER                                MANAGER
                 ----------------------------------      ----------------------------------     ------------------------------------

                                     TOTAL ASSETS                            TOTAL ASSETS                            TOTAL ASSETS
NAME                                     WITH                                   WITH                                     WITH
OF FUND'S          NUMBER WITH       PERFORMANCE-         NUMBER WITH        PERFORMANCE-         NUMBER WITH         PERFORMANCE-
PORTFOLIO          PERFORMANCE-       BASED FEES          PERFORMANCE-        BASED FEES          PERFORMANCE-         BASED  FEES
MANAGER            BASED FEES        (IN MILLIONS)        BASED FEES        (IN MILLIONS)          BASED FEES        (IN MILLIONS)
---------        --------------   -----------------       -----------     -----------------     -----------------  -----------------
Alexander
Rabinovich              0                 $0                   2                154.8                   2                 643.2


POTENTIAL CONFLICTS OF INTEREST

     Mr. Rabinovich may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by Ivy may vary among these accounts and Mr. Rabinovich may personally invest in these accounts. These factors could create conflicts of interest because Mr. Rabinovich may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Rabinovich identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Rabinovich may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Ivy believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Rabinovich are generally managed in a similar fashion and Ivy has a policy that seeks to allocate opportunities on a fair and equitable basis. See also "Conflicts of Interest--Participation in Investment Opportunities" below.

FUND'S PORTFOLIO MANAGER COMPENSATION

     Mr. Rabinovich is compensated for his services by Ivy. His compensation consists of a fixed salary, an annual bonus, a retirement plan and standard various other compensation related benefits. His salary and annual bonus are based on a variety of factors, including, without limitation, the financial performance of Ivy, the general performance of the portfolios which he manages (generally measured against the performance of other comparable accounts), execution of managerial responsibilities, client interactions and teamwork support.

SECURITIES OWNERSHIP

     As of March 31, 2006, Mr. Rabinovich did not beneficially own an Interest in the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Managers that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on their evaluation on May 26, 2006, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund") believe that there were no significant deficiencies in the design or operation of the internal controls of the Fund or BNY Investment Advisors (the "Adviser"), the investment adviser, Ivy Asset Management Corp. ("Ivy"), the investment manager and The Bank of New York (the "Administrator"), administrator of the Fund, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as distributor for the Fund, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Fund, or Adviser, or Ivy, or Bisys on behalf of the Fund, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Fund have identified no material weaknesses in such internal controls on behalf of the Fund. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Fund who have a significant role in the Fund's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of the Adviser or the officers of the Fund, including its President and Treasurer.

b) There were no significant changes in the Fund and the Adviser's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Fund or in other factors with respect to the Fund that could have significantly affected the Fund's or the Adviser's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Fund or the Adviser during such period.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY/Ivy Multi-Strategy Hedge Fund LLC
             --------------------------------------

By:      /s/ Steven Pisarkiewicz
         ------------------------
Name:    Steven Pisarkiewicz

Title:   President

Date:    May 26, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Steven Pisarkiewicz
         ------------------------
Name:    Steven Pisarkiewicz

Title:   President

Date:    May 26, 2006



By:      /s/ Guy Nordahl
         ------------------------
Name:    Guy Nordahl

Title:   Treasurer

Date:    May 26, 2006